Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

On June 30, 2025, Continental Stock Transfer & Trust Company became the transfer agent and registrar for the Company’s common shares, the rights agent for the Company’s Shareholders’ Rights Agreement and the warrant agent for the Company’s Class A Warrants.

On July 10, 2025, the Company paid a regular quarterly dividend of $92 to all shareholders of record as of June 30, 2025 (Note 12).

On August 5, 2025, the Company declared a regular quarterly dividend of $0.03 per common share for the second quarter of 2025 payable on or about October 10, 2025 to all shareholders of record as of August 18, 2025.